UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2024

New Mountain Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00832	27-2978010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, 48th Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market
8.250% Notes due 2028	NMFCZ	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2021, New Mountain Finance Corporation (the “Company”) established an “at-the-market” offering (the “ATM Program”), pursuant to which the Company may sell, from time to time through the distribution agents, shares of the Company’s common stock, par value $0.01 per share (the “Shares”). In connection therewith, the Company entered into that certain equity distribution agreement, dated November 3, 2021, and as amended on each of May 18, 2023, August 23, 2024, and June 27, 2024 (the “Equity Distribution Agreement”), by and among the Company, New Mountain Finance Advisers BDC, L.L.C. (the “Adviser”), and New Mountain Finance Administration L.L.C. (the “Administrator”) on the one hand, and B. Riley Securities, Inc. (“B. Riley”) and Raymond James & Associates, Inc. (“Raymond James”) as distribution agents thereunder, on the other hand.

On August 1, 2024, the Company added one additional distribution agent to the ATM Program, Citizens JMP Securities, LLC (“Citizens” and together with B. Riley and Raymond James, the “Agents”). In connection with the addition of Citizens as a distribution agent, the Company, the Adviser and the Administrator entered into the fourth amendment to the Equity Distribution Agreement (the “Fourth Amendment”), dated August 1, 2024, with Citizens, B. Riley and Raymond James.

Further details regarding the Equity Distribution Agreement, as amended by the Fourth Amendment, and the ATM Program are set forth in the Company’s prospectus supplement, dated June 27, 2024 (the “ATM Prospectus Supplement”) and supplement no. 1 to the ATM Prospectus Supplement, dated August 1, 2024 (“Supplement No. 1” and together with the ATM Prospectus Supplement, including any information incorporated by reference therein, the “Prospectus”), filed by the Company with the Securities and Exchange Commission.

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024.

The Shares, if any, will be issued pursuant to the Company’s shelf registration statement on Form N-2 (File No. 333-280501), the Prospectus, dated June 26, 2024, contained therein, and the Prospectus, as supplemented from time to time.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Finance Corporation

Date: August 1, 2024	By:	/s/ Joseph W. Hartswell
	Name:	Joseph W. Hartswell
	Title:	Chief Compliance Officer and Corporate Secretary